                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 June 26, 2001


                              LARSCOM INCORPORATED
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                 (State or other jurisdiction of incorporation)



          001-12491                                  94-2362692
    ---------------------               ------------------------------------
    (Commission File No.)               (IRS Employer Identification Number)


                             1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 941-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

     Larscom Incorporated issued a press release on June 26, 2001 announcing the resignation of Robert Coackley as President and Chief Executive Officer. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1      Press Release dated June 26, 2001.



                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 26, 2001                        LARSCOM INCORPORATED



                                             By:  /s/ Donald W. Morgan
                                                  -------------------------
                                                  Donald W. Morgan
                                                  Vice President and Chief
                                                  Financial Officer
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION

 99.1            Press release dated June 26, 2001.